SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 13, 2002

                              Medford Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

                                  Massachusetts
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                    (State of incorporation or organization)

                      0-23435                     04-3384928
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              (Commission File Number)         (I.R.S. Employer
                                             Identification No.)

                   29 High Street, Medford Massachusetts 02155
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               (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code: (781) 395-7700
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Item 5. Other Events.

        On June 13, 2002, Medford Bancorp, Inc., a Massachusetts corporation ("Medford"), executed an Agreement and Plan of Merger (the "Merger Agreement") with Citizens Bank Financial Group, Inc., a Delaware corporation ("CFG"), and Citizens Bank of Massachusetts, a Massachusetts chartered trust company and wholly-owned subsidiary of CFG ("CBM"), pursuant to which Medford will be merged with a subsidiary of CBM (the "Merger").

        In the Merger, each share of common stock of Medford, par value $0.50 per share (the "Common Stock"), will be converted into the right to receive $35.00 in cash. The Merger is subject to the satisfaction of certain customary conditions, including the approval of the Merger by the shareholders of Medford and certain Federal and state regulatory authorities.

        Certain directors and officers of Medford who own in the aggregate approximately 7% of the outstanding shares of Common Stock have entered into Stockholders Voting Agreements (the "Stockholders Voting Agreements") with CBM, pursuant to which these directors and officers have agreed to vote in favor of the Merger all of their shares of Common Stock which they are entitled to so vote.

      The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is included as
Exhibit 99.1 to this report and, together with Amendment to the Amended and Restated Shareholders Rights Agreement, a copy of which is attached hereto as
Exhibit 99.2, are incorporated into this Item 5 by reference. In addition, the foregoing description of the Stockholders Voting Agreements is qualified in its entirety by reference to such Stockholders Voting Agreements, a copy of the form of such agreements is attached hereto as Exhibit 99.3 to this report and is incorporated into this Item 5 by reference.

      For additional information, reference is made to the press release announcing the Merger Agreement, a copy of which is attached hereto as Exhibit
99.4 and is incorporated into this Item 5 by reference.

      Information contained in this Current Report on Form 8-K and the Exhibits attached hereto may contain forward looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward looking statements are inherently uncertain, and actual results may differ from Medford's expectations. Risk factors that could cause actual results to differ materially from these forward looking statements include, without limitation, the risk factors set forth in Medford's filings with the Securities and Exchange Commission and changes in general economic conditions, interest rates or regulatory requirements, and changes in the assumptions used to make such forward looking statements.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MEDFORD BANCORP, INC.


Date:  June 13, 2002                    By: /s/ Phillip W. Wong
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                                            Name: Phillip W. Wong
                                            Title: E.V.P. & C.F.O.
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                                  Exhibit Index

       Exhibit No.                   Description
       -------------                 --------------

       99.1                          Agreement and Plan of Merger

       99.2                          Amendment to Amended and Restated
                                     Shareholders Rights Agreement

       99.3                          Form of Stockholders Voting Agreement

       99.4                          Press release